UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2015

MID PENN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

349 Union Street Millersburg, Pennsylvania	1.866.642.7736	17061
(Address of Principal Executive Offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□⁭	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□⁭	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□⁭	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□⁭	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MID PENN BANCORP, INC.

CURRENT REPORT ON FORM 8-K

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 22, 2015, Mid Penn Bancorp, Inc. (the “Corporation”) issued a press release discussing its financial results for the three and six months ended June 30, 2015.  Attached hereto as Exhibit 99.1 is a copy of the Corporation’s press release dated July 22, 2015.

ITEM 8.01    OTHER EVENTS

On July 22, 2015, the Corporation’s Board of Directors declared a quarterly cash dividend of $0.12 per share of common stock payable on August 24, 2015 to shareholders of record as of August 5, 2015.

ITEM 9.01    Financial Statements and Exhibits

(d) Exhibits.

99.1Press release, dated July 22, 2015, of Mid Penn Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC. (Registrant)
Date: July 22, 2015	By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated July 22, 2015, of Mid Penn Bancorp, Inc.